UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2005

Black Box Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1000 Park Drive
Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 746-5500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit 10.1

Item 1.01 Entry into a Material Definitive Agreement.

     On May 4, 2005, the stockholders of Black Box Corporation (the “Company”), at a Special Meeting of Stockholders, approved an amendment to the Company’s 1992 Stock Option Plan (the “Plan”) to increase the aggregate number of shares of Company common stock available for issuance under the Plan from 8,300,000 to 8,600,000. The amended Plan document is set forth in Exhibit 10.1 filed herewith.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is being filed in accordance with Item 601 of Regulation S-K:

Exhibit No.	Description
10.1	Black Box Corporation 1992 Stock Option Plan (As Amended through May 4, 2005)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Box Corporation
Date: May 10, 2005	By:	/s/ Michael McAndrew
Michael McAndrew
Chief Financial Officer, Treasurer and Principal Accounting Officer